Exhibit 10.2

                                                              Draft 7/22/96



                            REGISTRATION RIGHTS AGREEMENT
                            -----------------------------



               REGISTRATION RIGHTS AGREEMENT dated as of July ___, 1996, by and between INTERPOOL LIMITED, a corporation organized under the laws of Barbados (together with its subsidiaries, hereinafter referred to as "Limited"), and INTERPOOL, INC., a Delaware corporation ("IPX").

                                       RECITALS
                                       --------

               A. Limited has filed a registration statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the offer and sale by the Company of up to 7,650,000 shares of Common Stock of Limited.

               B. In connection with the public offering of Common Stock by Limited, Limited desires to grant to IPX certain registration rights with respect to the Common Stock of Limited held directly or indirectly by IPX from time to time (collectively, the "Shares").

               C. The parties hereto desire to set forth the terms and conditions of Limited's covenants and agreements in respect of the registration of the Shares with the Securities and Exchange Commission and all applicable state securities agencies.

               D. In consideration of the premises and the mutual agreements contained herein, the parties hereby agree as follows:

                                      AGREEMENT
                                      ---------

          1.   Definitions
               -----------

               As used in this Agreement, the following capitalized terms shall have the following meanings:

                         Advice:  See the last paragraph of Section 5
                         ------
               hereof.

                         Agents:  Any Person authorized to act and who acts
                         ------
               on behalf of IPX with respect to the transactions contemplated by this Agreement.

                         Commission:  The Securities and Exchange
                         ----------
               Commission.

                         Common Stock:  Shares of Limited's common
                         ------------
               stock, no par value, as the same may be constituted from time to time.

                         Limited Notice:  See Section 4(a) hereof.
                         --------------

                         Demand Registration:  See Section 3(a) hereof.
                         -------------------

                         Exchange Act:  The Securities Exchange Act of
                         ------------
               1934, as amended, and the rules and regulations thereunder, as in effect from time to time.

                         Person:  An individual, partnership, corporation,
                         ------
               trust or unincorporated organization, or a government or agency or political subdivision thereof.

                         Piggyback Notice:  See Section 4(a) hereof.
                         ----------------

                         Piggyback Registration Statement:  See Section
                         --------------------------------
               4(a) hereof.

                         Prospectus:  The prospectus included in any
                         ----------
               Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.

                         Registration Expenses:  See Section 6 hereof.
                         ---------------------

                         Registrable Securities:  (i) The Shares and
                         ----------------------
               (ii) any securities issued or issuable with respect to the Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, until such Shares or other securities are not Restricted Securities as defined in Section 2(a).

                         Registration Statement:  Any registration
                         ----------------------
               statement of Limited which covers Registrable Securities pursuant to the provisions of this Agreement, including (i) the Prospectus, (ii) amendments and supplements to such Registration Statement, (iii) post-effective amendments,
               (iv) all exhibits and all material incorporated by reference in such Registration Statement, (v) any registration statement pursuant to a Demand Registration and (vi) any Piggyback Registration Statement.

                         Restricted Securities:  The Registrable Securities
                         ---------------------
               upon original issuance thereof, subject to the provisions of
               Section 2(a) hereof.

                         Securities Act:  The Securities Act of 1933, as
                         --------------
               amended from time to time.

                         Shares:  See Recital A.
                         ------

                         Underwritten Offering:  The offering and sale of
                         ---------------------
               securities of Limited covered by any Registration Statement pursuant to a firm commitment underwriting to one or more underwriters at a fixed price for reoffering or pursuant to agency or best efforts arrangements with one or more placement agents.

          Unless the context otherwise requires: (i) "or" is not exclusive; and (ii) words in the singular include the plural and in the plural include the singular.

          2.   Securities Subject to this Agreement
               ------------------------------------

               (a)  Registrable Securities.  The securities entitled to
                    ----------------------
          the benefits of this Agreement are the Registrable Securities but, with respect to any particular Registrable Security, only so long as such security continues to be a Restricted Security.
          A Registrable Security ceases to be a Restricted Security when
          (i) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) it has been distributed pursuant to Rules 144 or 144A (or any similar provisions then in force) under the Securities Act or (iii) it has otherwise been transferred and a new certificate or other evidence of ownership for it not bearing a legend restricting transfer under the Securities Act and not subject to any stop transfer order has been delivered by or on behalf of Limited and no other restriction on transfer exists.

               (b)  Holders of Registrable Securities.  IPX shall be deemed
                    ---------------------------------
          to be a holder of Registrable Securities whenever IPX owns Registrable Securities or securities which are convertible into or exercisable for Registrable Securities whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.

          3.   Demand Registration
               -------------------

               (a)  Requests for Registration.  At any time after 180 days
                    -------------------------
          from the date the Commission declares effective an initial public offering by Limited of its Common Stock, IPX may make a written request to Limited for registration with the Commission under and in accordance with the provisions of the Securities Act of all or any part of its Registrable Securities (a "Demand Registration").

          All requests made pursuant to this Section 3(a) shall specify the number of Registrable Securities to be registered and the intended methods of disposition thereof.

               (b)  Number of, and Limitations on, Registrations.  IPX will
                    --------------------------------------------
          be entitled to request an aggregate of up to three Demand Registrations. Limited will not be obligated to register any Registrable Securities pursuant to such a Demand Registration (i) unless there is requested to be included in such registration at least 1,000,000 Shares (subject to such adjustments as may be necessary by reason of the occurrence of an event contemplated by clause (ii) of the definition of Registrable Securities) or (ii) if a prior Demand Registration was declared effective within 12 months prior to the date of the written request for such Demand Registration and such prior Demand Registration was maintained effective for a period of not less than 180 days, or such shorter period during which all Registrable Securities covered by such prior Demand Registration were sold or withdrawn.

               (c)  Effective Registration - Expenses.  In any registration
                    ---------------------------------
          initiated as a Demand Registration, IPX will pay its own Registration Expenses, whether or not the Registration Statement has become effective.

               (d)  Selection of Underwriters.  If any of the Registrable
                    -------------------------
          Securities covered by a Demand Registration are to be sold in an Underwritten Offering, or in a best efforts Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by IPX.

          4.   Piggyback Registration Rights
               -----------------------------

               (a)  Requests for Piggyback Registration.  Limited covenants
                    ------------------------------------
          and agrees with IPX that in the event Limited proposes to file, at any time and from time to time after 180 days from the date the Commission declares effective an initial public offering by Limited of its Common Stock, a registration statement on any form for the general registration of securities under the Securities Act with respect to the offering for its own account of any class of security other than in connection with an offering solely to Limited's employees pursuant to a registration statement on Form S-8 under the Securities Act or an offering pursuant to a registration statement on Form S-4 under the Securities Act, or any successor forms thereto (a "Piggyback Registration Statement"), then Limited shall in each such case give written notice (a "Limited Notice") of such proposed filing to IPX so that the Limited Notice is received by each Holder at least twenty (20) calendar days before the anticipated filing date, and such notice shall offer to IPX the opportunity to include in such Piggyback Registration Statement such number of Registrable Securities as IPX may request. Notwithstanding the foregoing,

          Limited shall not be obligated to register the Registrable Securities of IPX (i) unless there shall have been received by Limited, within ten (10) calendar days of receipt of Limited Notice by IPX, written notice (a "Piggyback Notice") from IPX, which notice shall set forth the number of Registrable Securities to be so included, or (ii) if Limited shall, within ten (10) calendar days after receipt of a Piggyback Notice, have delivered to IPX the opinion of counsel reasonably satisfactory to IPX to the effect that the proposed transfer can be made without registration in accordance with Rule 144 under the Securities Act or any other exemption from the registration provisions thereof (other than Rule 144A).

                         Limited shall use its reasonable best efforts to cause the underwriter of a proposed offering, if any, to permit IPX to include the Registrable Securities requested to be included in the Piggyback Registration Statement by IPX in the proposed offering on terms and conditions at least as favorable to IPX as those offered with respect to the other securities of Limited included therein. Notwithstanding the foregoing, if any underwriter shall advise Limited in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the Piggyback Registration Statement by IPX concurrently with the securities being registered by Limited would materially adversely affect the distribution of such securities by Limited, then (i) if the securities being offered by Limited include Common Stock (other than shares of Common Stock issuable on conversion or exchange of other securities then being offered), IPX shall delay its offering and sale for such period, not to exceed ninety (90) calendar days, as such underwriter shall request, or (ii) if the securities being offered by Limited do not include Common Stock, IPX shall withdraw its offering and sale, as such underwriter shall request, provided that IPX shall have no obligation to delay or withdraw if the offering includes a secondary offering of any securities other than such Registrable Securities. In the event of the delay described in clause (i) in the preceding sentence, Limited shall file such supplements and post-effective amendments, and take any such other steps as may be necessary to permit IPX to make its proposed offering and sale for a period of ninety (90) calendar days immediately following the end of such period of delay.

               (b)  Additional Obligations of Limited.  In connection with
                    ---------------------------------
          the registration of Registrable Securities in accordance with
          Section 4(a) above, Limited agrees to pay all expenses in connection with the registration of the Registrable Securities under the Securities Act; provided, however, that IPX will pay all filing fees, underwriting commissions and expenses and transfer taxes attributable to the securities to be sold by IPX covered by the Piggyback Registration Statement and related fees and disbursements of counsel (if any) incurred by IPX. IPX shall be liable for the cost and expense of the time spent by its officers, employees and Agents incurred in connection with the registration of Registrable Securities owned by it.

          5.   Registration Procedures
               -----------------------

               Whenever IPX has requested that any Registrable Securities be registered pursuant to this Agreement, Limited will promptly take all such actions as may be necessary or desirable to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto Limited will as expeditiously as possible:

               (a) with respect to a request to file a Registration Statement covering Registrable Securities made pursuant to
          Section 3, use its best efforts to prepare and file with the Commission, not later than 90 days after receipt of such request (which 90-day period may be extended by Limited for up to an additional 90 days if at the time of such request Limited is engaged in negotiations looking toward its participation in a material merger, acquisition or other form of business combination or, if by reason of such transaction, Limited is not in a position to timely prepare and file the Registration Statement) a Registration Statement on a form for which Limited then qualifies which is satisfactory to Limited and IPX (unless the offering is made on an underwritten basis, including on a best efforts underwriting basis, in which event the managing underwriter or underwriters shall determine the form to be used) and which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such Registration Statement to become effective; Limited shall not file any Registration Statement pursuant to Section 3 or any amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which IPX or the underwriters, if any, shall reasonably object in light of the requirements of the Securities Act or any other applicable laws or regulations;

               (b) before filing a Registration Statement or Prospectus or any amendments or supplements thereto (excluding documents to be incorporated by reference therein, except in the case of the preparation of the initial Registration Statement), Limited will within five days of filing, furnish to IPX and the underwriters, if any, copies of all such documents in substantially the form proposed to be filed (including documents incorporated therein by reference), to enable IPX and the underwriters, if any, to review such documents prior to the filing thereof, and Limited shall make such reasonable changes thereto (including changes to, or the filing of amendments reflecting such changes to, documents incorporated by reference) as may be reasonably requested by IPX and the managing underwriter or underwriters, if any;

               (c) subject to the proviso to paragraph (b) above, prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for a period of not less than 180 days or such longer period as is required for the intended method of distribution, or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by IPX set forth in such Registration Statement or supplement to the Prospectus;

               (d) notify IPX and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of Limited contemplated by paragraph (o) below cease to be true and correct,
          (5) of the receipt by Limited of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (6) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

               (e) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

               (f) as promptly as practicable after filing with the Commission of any document which is incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement) provide copies of such document to counsel to the Holders and to the managing underwriters;

               (g) furnish to IPX and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) and a reasonable number of conformed copies of all such documents;

               (h) deliver to IPX and the underwriters, if any, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; Limited consents to the use of the Prospectus or any amendment or supplement thereto by IPX and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

               (i) prior to the date on which the Registration Statement is declared effective, use its best efforts to register or qualify or cooperate with the Holders and the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that Limited will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

               (j) cooperate with IPX and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

               (k) use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

               (l) upon the occurrence of any event contemplated by paragraph (d)(6) above, prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

               (m)  use its best efforts to cause all Registrable
          Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by Limited are then listed if requested by IPX or the managing underwriters, if any;

               (n) provide a transfer agent and registrar for all Registrable Securities;

               (o) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith as IPX or the managing underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (1) make such representations and warranties to IPX and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and confirm the accuracy of the same if and when requested, and matters relating to the compliance of the Registration Statement and the Prospectus with the Securities Act; (2) obtain opinions of counsel to Limited and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters) addressed to IPX and the underwriters, if any, covering the matters customary in underwritten primary offerings and such other matters as may be reasonably requested by IPX and underwriters, if any; (3) obtain "cold comfort" letters and updates thereof from Limited's independent certified public accountants addressed to IPX and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings; (4) if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures of Section 7 hereof with respect to all parties to be indemnified pursuant to said Section; and (5) Limited shall deliver such documents and certificates as may be requested by IPX and the managing underwriters, if any, to evidence compliance with clause (1) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by Limited. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

               (p) make available for inspection during normal business hours by IPX, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by IPX or any underwriter, all financial and other records, pertinent corporate documents and properties of Limited, and cause Limited's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; provided, that any
                                                       --------
          records, information or documents that are designated by Limited in writing as confidential shall be kept confidential by such Persons;

               (q) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (1) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwriting offering, and (2) beginning with the first month of Limited's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods.

                    Limited may require IPX to furnish to Limited such information and documents regarding the distribution of such securities and the seller as Limited may from time to time reasonably request in writing.

                    IPX agrees by acquisition of such Registrable Securities that, upon receipt of any notice from Limited of the happening of any event of the kind described in Section 5(d)(6) hereof, it will forthwith discontinue disposition of Registrable Securities until its receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(l) hereof, or until it is advised in writing (the "Advice") by Limited that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by Limited, IPX will, or will request the underwriters to, deliver to Limited (at Limited's expense) all copies, other than permanent file copies then in IPX's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If Limited shall give such notice, the time periods mentioned in Section 5(c) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(d)(6) to and including the date when IPX shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(l) hereof or the Advice.

          6.   Registration Expenses
               ---------------------

               Except as otherwise provided herein, all expenses incident to Limited's performance of or compliance with this Agreement, including without limitation all registration and filing fees, including with respect to filings required to be made with the National Association of Securities Dealers, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate), printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for Limited, IPX and of all independent certified public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by Limited are then listed, rating agency fees, securities acts liability insurance if IPX so require, the reasonable fees and expenses of any special experts retained by IPX or by Limited at the request of the managing underwriters in connection with such registration and fees and expenses of other Persons retained by the Holders (all such expenses being herein called "Registration Expenses") will be borne by IPX. Limited shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audit, which are not "Registration Expenses" for purposes of this Agreement. In no event shall Limited be liable for the payment of any discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar industry professionals relating to the distribution of the Registrable Securities. IPX shall be liable for the cost and expense of the time spent by its officers, employees and Agents incurred in connection with the registration of Registrable Securities owned by it.

          7.   Indemnification
               ---------------

               (a)  Indemnification by Limited.  Limited will indemnify and
                    --------------------------
          hold harmless, to the full extent permitted by law, IPX, its officers and directors, its Agents and each Person who controls it (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) against all losses, claims, damages, liabilities (or actions in respect thereto), costs and expenses (including but not limited to reasonable attorneys' fees and all costs whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) to which any such Person may be subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, costs or expenses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in a Registration Statement, Prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon an untrue statement of a material fact or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission is made therein in reliance upon and in conformity with information furnished in writing to Limited by IPX, expressly for use therein. Limited will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) to the same extent as provided above with respect to the indemnification of IPX.

               (b)  Indemnification by IPX.  IPX will indemnify and hold
                    ----------------------
          harmless, to the full extent permitted by law, Limited, its directors and officers and each Person who controls Limited (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) against any losses, claims, damages, liabilities, costs and expenses (including but not limited to reasonable attorneys' fees and all costs whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) (or actions in respect thereto) to which any such Person may be subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, costs or expenses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in a Registration Statement or Prospectus or preliminary prospectus or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only if and to the extent, that such untrue or alleged untrue statement or omission or alleged omission is made therein in reliance upon and in conformity with the information furnished in writing by IPX specifically for inclusion therein. In no event shall the liability of IPX be greater in amount than the dollar amount of the proceeds received by IPX upon the sale of the Registrable Securities giving rise to such indemnification obligation. Limited shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons.

               (c)  Conduct of Indemnification Proceedings.  Any Person
                    --------------------------------------
          entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party and in that case the indemnified party shall have the right to participate in the conduct of such defense provided that it will pay for the fees of its own counsel. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving of the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

          8.   Miscellaneous
               -------------

               (a)  Remedies.  IPX shall be entitled to exercise all rights
                    --------
          provided herein or granted by law, including recovery of damages, and will be entitled to specific performance of its rights under this Agreement. Limited agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

               (b)  No Inconsistent Agreements.  Limited will not on or
                    --------------------------
          after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to IPX in this Agreement or otherwise conflicts with the provisions hereof. Limited has not previously entered into any agreement with respect to its securities granting any registration rights to any Person.

               (c)  Amendments and Waivers.  The provisions of this
                    ----------------------
          Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless Limited has obtained the written consent of IPX.

               (d)  Notices.  All notices, requests, demands and other
                    -------
          communications provided for by this Agreement shall be in writing (including telecopier or similar writing) and shall be deemed to have been given at the time when mailed in any general or branch office of the United States Postal Service, enclosed in a registered or certified postpaid envelope, sent by Federal Express or other similar overnight courier service, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice, or if given by telecopier or other electronic means, when such submission is transmitted and the appropriate answerback is received.

                         If to IPX:

                         Interpool, Inc.
                         211 College Road East
                         Princeton, New Jersey 08540


                         If to Limited:

                         Interpool Limited
                         211 College Road East
                         Princeton, New Jersey 08540

               (e)  Successors and Assigns.  This Agreement is solely for
                    ----------------------
          the benefit of the parties and their respective successors and assigns. Nothing herein shall be construed to provide any rights to any other entity or individual.

               (f)  Counterparts.  This Agreement may be executed in
                    ------------
          several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

               (g)  Headings.  Section headings are for convenience only
                    --------
          and do not control or affect the meaning or interpretation of any terms or provisions of this Agreement.

               (h)  Governing Law.  This Agreement shall be governed by the
                    -------------
          laws of the State of New York, without giving effect to principles of conflict of law.

               (i)  Severability.  Should any part, term or condition
                    ------------
          hereof be declared illegal or unenforceable or in conflict with any other law, the validity of the remaining portions or provisions of this Agreement shall not be affected thereby, and the illegal or unenforceable portions of the Agreement shall be and hereby are redrafted to conform with applicable law, while leaving the remaining portions of this Agreement intact.

               (j)  Entire Agreement.  This Agreement constitutes the
                    ----------------
          entire understanding between the parties and supersedes all proposals, commitments, writings, negotiations and under-standings, oral and written, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may not be amended or otherwise modified except in writing duly executed by all of the parties. A waiver by any party of any breach or violation of this Agreement shall not be deemed or construed as a waiver of any subsequent breach or violation thereof.

               (k)  Attorneys' Fees.  In any action or proceeding brought
                    ---------------
          to enforce any provision of this Agreement, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

               IN WITNESS WHEREOF the parties have executed this Agreement on the date first above written.



                                        INTERPOOL, INC.


                                        By:
                                           ----------------------------
                                           Name:
                                           Title:



                                        INTERPOOL LIMITED


                                        By:
                                           ----------------------------
                                           Name:
                                           Title: